                    STAG ACCUMULATOR VARIABLE UNIVERSAL LIFE
                     STAG PROTECTOR VARIABLE UNIVERSAL LIFE
                   STAG PROTECTOR EZ VARIABLE UNIVERSAL LIFE
                               STAG VARIABLE LIFE
                           STAG VARIABLE LIFE ARTISAN
                     HARTFORD SELECT LEADERS LAST SURVIVOR
                        STAG VARIABLE LIFE LAST SURVIVOR
                      STAG VARIABLE LIFE LAST SURVIVOR II
                                     OF THE
            HARTFORD LIFE INSURANCE COMPANY - SEPARATE ACCOUNT VL I
      HARTFORD LIFE AND ANNUITY INSURANCE COMPANY - SEPARATE ACCOUNT VL I
            HARTFORD LIFE INSURANCE COMPANY - SEPARATE ACCOUNT VL II
      HARTFORD LIFE AND ANNUITY INSURANCE COMPANY - SEPARATE ACCOUNT VL II
     SUPPLEMENT DATED NOVEMBER 15, 2001 TO THE PROSPECTUS DATED MAY 1, 2001

In order to clarify Hartford's procedures, the sub-section "Transfer of Account Value" under the sub-section entitled "Contract Limitation" under the Section "Your Policy," is amended to include the following:

LIMITATIONS ON TRANSFER OF ACCOUNT VALUES -- This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Any individual or legal entity that intends to engage in international arbitrage, utilize market timing practices or make frequent transfers to take advantage of inefficiencies in Fund pricing should not purchase this policy. These abusive or disruptive transfers can have an adverse impact on management of a Fund, increase Fund expenses and affect Fund performance.

Effective November 15, 2001, Hartford will introduce a new procedure for transfers between Sub-Accounts, which is designed to protect Policy Owners from abusive or disruptive trading activity:

- You may submit 20 Sub-Account transfers each policy year for each policy by U.S. Mail, telephone, or facsimile.

- Once these 20 Sub-Account transfers have been executed, you may submit any additional Sub-Account transfers only in writing by U.S. Mail or overnight delivery service. Transfer requests sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.

We will apply the new procedure to your policy during the period starting November 15, 2001 through the anniversary of your next policy date, and then during each policy year thereafter.

ABUSIVE TRANSFERS -- Regardless of the number of transfers you have made, we will monitor Sub-Account transfers and we may terminate your transfer privileges until the anniversary of your next policy date if we determine that you are engaging in a pattern of transfers that is disadvantageous or potentially harmful to other Policy Owners. We will consider the following factors:

- the dollar amount of the transfer;

- the total assets of the Funds involved in the transfer;

- the number of transfers completed in the current calendar quarter; or

- whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies.

None of these restrictions are applicable to Sub-Account transfers made under a Dollar Cost Averaging Program or other systematic transfer program.

We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE. HV-3312
333-50280
333-94617
33-53692
333-07465
333-93319
333-83057
333-88787
33-61267
333-07471
333-67373
33-89988
333-88261
33-89990